EXHIBIT 99.1

-------------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc
-------------------------------------------------------------
CASE:                              02-13109-BP-11               ACCRUAL BASIS
-------------------------------------------------------------   -------------
JUDGE:  Bill Parker                                                7/20/04
-------------------------------------------------------------








                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                            MONTH ENDING: June, 2004

                                                                          Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










RESPONSIBLE PARTY:

/s/ Eugene L. Ames, Jr
------------------------                            CEO
                                                   -----
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE


Eugene L. Ames, Jr
---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                  DATE
                                                 7/20/2004



PREPARER:

/s/ Terry F. Hardeman
----------------------                     Chief Accounting Officer
                                           ------------------------
ORIGINAL SIGNATURE OF PREPARER                     TITLE


Terry F. Hardeman
------------------------
PRINTED NAME OF PREPARER                           DATE
                                                 7/20/2004

--------------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc      ACCRUAL BASIS-1
-------------------------------------------------------------- ---------------
CASE:                              02-13109-BP-11                 7/20/04
--------------------------------------------------------------

===========================================================================================================
 COMPARATIVE BALANCE SHEET

                                                    SCHEDULE       MONTH         MONTH          MONTH
                                                               --------------------------------------------
 ASSETS                                              AMOUNT     Apr., 2004     May, 2004     June, 2004
 ----------------------------------------------------------------------------------------------------------
 1. UNRESTRICTED CASH                                          $169,919.14    $3,256,071.31   $3,267,283.15
 ----------------------------------------------------------------------------------------------------------
 2. RESTRICTED CASH
 ----------------------------------------------------------------------------------------------------------
 3. TOTAL CASH                                                 $169,919.14    $3,256,071.31   $3,267,283.15
 ----------------------------------------------------------------------------------------------------------
 4. ACCOUNTS RECEIVABLE, NET                                   $275,180.24      $188,668.42     $148,880.69
 ==========================================================================================================
 5. INVENTORY
 ----------------------------------------------------------------------------------------------------------
 6. NOTES RECEIVABLE
 ----------------------------------------------------------------------------------------------------------
 7. PREPAID EXPENSES                Schedule 15                $190,932.18       $10,975.75       $7,400.60
 ----------------------------------------------------------------------------------------------------------
 8. OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------
 9. TOTAL CURRENT ASSETS                                       $636,031.56    $3,455,715.48   $3,423,564.44
 ==========================================================================================================
 10.PROPERTY, PLANT, & EQUIPMENT                             $5,723,628.67          $913.61         $913.61
 ----------------------------------------------------------------------------------------------------------
 11.LESS:  ACCUMULATED DEPRECIATION/DEPLETION               ($4,050,315.21)        ($913.61)       ($913.61)
 ----------------------------------------------------------------------------------------------------------
 12.NET PROPERTY, PLANT & EQUIPMENT                          $1,673,313.46            $0.00           $0.00
 ==========================================================================================================
 13.DUE FROM INSIDERS                                            $8,806.02        $8,806.02       $8,806.02
 ----------------------------------------------------------------------------------------------------------
 14.OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)      Schedule 1                   $6,545.00        $6,545.00       $6,545.00
 ----------------------------------------------------------------------------------------------------------
 15.OTHER (ATTACH LIST)
 ----------------------------------------------------------------------------------------------------------
 16 TOTAL ASSETS                                             $2,324,696.04    $3,471,066.50   $3,438,915.46
 ==========================================================================================================
 POSTPETITION LIABILITIES
 ----------------------------------------------------------------------------------------------------------
 17.ACCOUNTS PAYABLE                                            $91,909.63       $13,678.75      $10,844.68
 ----------------------------------------------------------------------------------------------------------
 18.TAXES PAYABLE
 ----------------------------------------------------------------------------------------------------------
 19.NOTES PAYABLE                   Note 3                     $125,000.00      $125,000.00     $125,000.00
 ----------------------------------------------------------------------------------------------------------
 20.PROFESSIONAL FEES
 ----------------------------------------------------------------------------------------------------------
 21.SECURED DEBT                                                 $2,907.55
 ----------------------------------------------------------------------------------------------------------
 22.OTHER (ATTACH LIST)             Accrued Payables             $3,028.27       $12,988.22       $9,181.29
 ----------------------------------------------------------------------------------------------------------
 23.TOTAL POSTPETITION LIABILITIES                             $222,845.45      $151,666.97     $145,025.97
 ==========================================================================================================
 PREPETITION LIABILITIES
 ----------------------------------------------------------------------------------------------------------
 24.SECURED DEBT
 ----------------------------------------------------------------------------------------------------------
 25.PRIORITY DEBT
 ----------------------------------------------------------------------------------------------------------
 26.UNSECURED DEBT                                           $6,017,398.52    $6,058,701.07   $6,046,199.40
 ----------------------------------------------------------------------------------------------------------
 27.OTHER (ATTACH LIST)             Schedule 2                  $22,739.61       $21,143.50      $21,143.50
 ----------------------------------------------------------------------------------------------------------
 28.TOTAL PREPETITION LIABILITIES                            $6,040,138.13    $6,079,844.57   $6,067,342.90
 ----------------------------------------------------------------------------------------------------------
 29.TOTAL LIABILITIES                                        $6,262,983.58    $6,231,511.54   $6,212,368.87
 ----------------------------------------------------------------------------------------------------------
 EQUITY
 ==========================================================================================================
 30.PREPETITION OWNERS' EQUITY                              ($3,752,128.04) ($3,752,128.04)  ($3,752,128.04)
 ----------------------------------------------------------------------------------------------------------
 31.POSTPETITION CUMULATIVE PROFIT OR (LOSS)                   ($62,158.89)   $1,206,031.08   $1,215,849.86
 ----------------------------------------------------------------------------------------------------------
 32.DIRECT CHARGES TO EQUITY
    (ATTACHMENT EXPLANATION)       Note 2                     ($124,000.61)    ($214,348.08)   ($237,175.23)
-----------------------------------------------------------------------------------------------------------
 33.TOTAL EQUITY                                            ($3,938,287.54)  ($2,760,445.04) ($2,773,453.41)
===========================================================================================================
 34.TOTAL LIABILITIES & OWNERS' EQUITY                         $2,324,696.04  $3,471,066.50   $3,438,915.46
-----------------------------------------------------------------------------------------------------------
                                                                       $0.00          $0.00           $0.00
===========================================================================================================

------------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc      ACCRUAL BASIS-2
------------------------------------------------------------   ---------------
CASE:                              02-13109-BP-11                 7/20/04
------------------------------------------------------------


=========================================================================================================
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                                    MONTH         MONTH         MONTH         QUARTER
                                                 --------------------------------------------------------
REVENUES                                          Apr., 2004    May, 2004     June, 2004       TOTAL
---------------------------------------------------------------------------------------------------------
1. GROSS REVENUES                  Note 2         $126,898.34     $26,514.05                  $153,412.39
---------------------------------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS
---------------------------------------------------------------------------------------------------------
3. NET REVENUE                     Schedule 13    $126,898.34     $26,514.05          $0.00   $153,412.39
=========================================================================================================
COSTS OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4. MATERIAL
---------------------------------------------------------------------------------------------------------
5. DIRECT LABOR
---------------------------------------------------------------------------------------------------------
6. DIRECT OVERHEAD
---------------------------------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD                             $0.00          $0.00          $0.00         $0.00
=========================================================================================================
8. GROSS PROFIT                                   $126,898.34     $26,514.05          $0.00   $153,412.39
=========================================================================================================
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9. OFFICER /  INSIDER COMPENSATION                      $0.00          $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
10.SELLING & MARKETING
---------------------------------------------------------------------------------------------------------
11.GENERAL & ADMINISTRATIVE        Schedule 3      $40,314.25     $38,922.38     $17,188.54    $96,425.17
---------------------------------------------------------------------------------------------------------
12.RENT & LEASE                                     $3,749.88      $4,000.00                    $7,749.88
---------------------------------------------------------------------------------------------------------
13.OTHER (ATTACH LIST)             Schedule 4      $74,868.82    $185,772.93      $1,376.54   $262,018.29
---------------------------------------------------------------------------------------------------------
14.TOTAL OPERATING EXPENSES                       $118,932.95    $228,695.31     $18,565.08   $366,193.34
=========================================================================================================
15.INCOME BEFORE NON-OPERATING INCOME & EXPENSE     $7,965.39   ($202,181.26)   ($18,565.08) ($212,780.95)
=========================================================================================================
OTHER INCOME & EXPENSE
---------------------------------------------------------------------------------------------------------
16.NON-OPERATING INCOME (ATT. LIST)Schedule 5      $25,204.23  $1,603,163.55     $29,051.67 $1,657,419.45
---------------------------------------------------------------------------------------------------------
17.NON-OPERATING EXPENSE (ATT. LIST)
---------------------------------------------------------------------------------------------------------
18.INTEREST EXPENSE                Schedule 11        $673.81        $696.07        $667.81     $2,037.69
---------------------------------------------------------------------------------------------------------
19.DEPRECIATION / DEPLETION                                                                        $0.00
---------------------------------------------------------------------------------------------------------
20.AMORTIZATION                                                                                    $0.00
---------------------------------------------------------------------------------------------------------
21.OTHER (ATTACH LIST)             Note 3                        $125,000.00                  $125,000.00
---------------------------------------------------------------------------------------------------------
22.NET OTHER INCOME & EXPENSES                    ($24,530.42)($1,477,467.48)  ($28,383.86)($1,530,381.76)
=========================================================================================================
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23.PROFESSIONAL FEES               Schedule 14                     $7,096.25                    $7,096.25
---------------------------------------------------------------------------------------------------------
24.U. S. TRUSTEE FEES                               $3,750.00                                  $3,750.00
---------------------------------------------------------------------------------------------------------
25.OTHER (ATTACH LIST)             Schedule 6           $0.00          $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
26.TOTAL REORGANIZATION EXPENSES                    $3,750.00      $7,096.25          $0.00    $10,846.25
=========================================================================================================
27.INCOME TAX
---------------------------------------------------------------------------------------------------------
28.NET PROFIT (LOSS)                               $28,745.81  $1,268,189.97      $9,818.78 $1,306,754.56
=========================================================================================================

--------------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc      ACCRUAL BASIS-3
-------------------------------------------------------------- ---------------
CASE:                              02-13109-BP-11                   7/20/04
--------------------------------------------------------------


========================================================================================================
CASH RECEIPTS AND                                   MONTH         MONTH         MONTH         QUARTER
                                                 --------------------------------------------------------
DISBURSEMENTS                                     Apr., 2004    May, 2004     June, 2004       TOTAL
---------------------------------------------------------------------------------------------------------
1. CASH - BEGINNING OF MONTH                      $171,189.45   $169,919.14  $3,256,071.31   $171,189.45
=========================================================================================================
RECEIPTS FROM OPERATIONS
=========================================================================================================
2. CASH SALES                                      $86,792.75     $5,918.57                   $92,711.32
=========================================================================================================
COLLECTIONS OF ACCOUNTS RECEIVABLE
=========================================================================================================
3. PREPETITON                                                                                      $0.00
---------------------------------------------------------------------------------------------------------
4. POSTPETITION                                     $3,286.37       $680.56                    $3,966.93
---------------------------------------------------------------------------------------------------------
5. TOTAL OPERATING RECEIPTS                        $90,079.12     $6,599.13          $0.00    $96,678.25
=========================================================================================================
NON-OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)
---------------------------------------------------------------------------------------------------------
7. SALE OF ASSETS                                             $3,229,400.00                $3,229,400.00
---------------------------------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)             Schedule 7      $25,454.35     $3,250.58     $34,615.72    $63,320.65
---------------------------------------------------------------------------------------------------------
9. TOTAL NON-OPERATING RECEIPTS                    $25,454.35 $3,232,650.58     $34,615.72 $3,292,720.65
---------------------------------------------------------------------------------------------------------
10.TOTAL RECEIPTS                                 $115,533.47 $3,239,249.71     $34,615.72 $3,389,398.90
---------------------------------------------------------------------------------------------------------
11.TOTAL CASH AVAILABLE                           $286,722.92 $3,409,168.85  $3,290,687.03 $3,560,588.35
=========================================================================================================
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.NET PAYROLL                                      $2,886.33    $24,222.69                   $27,109.02
---------------------------------------------------------------------------------------------------------
13.PAYROLL TAXES PAID                               $1,047.74    $14,206.71                   $15,254.45
---------------------------------------------------------------------------------------------------------
14.SALES, USE & OTHER TAXES PAID
---------------------------------------------------------------------------------------------------------
15.SECURED / RENTAL / LEASES
---------------------------------------------------------------------------------------------------------
16 UTILITIES
---------------------------------------------------------------------------------------------------------
17.INSURANCE
---------------------------------------------------------------------------------------------------------
18.INVENTORY PURCHASES
---------------------------------------------------------------------------------------------------------
19.VEHICLE EXPENSES
---------------------------------------------------------------------------------------------------------
20.TRAVEL
---------------------------------------------------------------------------------------------------------
21.ENTERTAINMENT
---------------------------------------------------------------------------------------------------------
22.REPAIRS & MAINTENANCE
---------------------------------------------------------------------------------------------------------
23.SUPPLIES
---------------------------------------------------------------------------------------------------------
24.ADVERTISING
---------------------------------------------------------------------------------------------------------
25.OTHER (ATTACH LIST)             Schedule 8     $112,869.71   $114,668.14     $23,403.88   $250,941.73
---------------------------------------------------------------------------------------------------------
26.TOTAL OPERATING DISBURSEMENTS                  $116,803.78   $153,097.54     $23,403.88   $293,305.20
=========================================================================================================
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
27.PROFESSIONAL FEES
---------------------------------------------------------------------------------------------------------
28.U.S. TRUSTEE FEES
---------------------------------------------------------------------------------------------------------
29.OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------
30.TOTAL REORGANIZATION EXPENSES
=========================================================================================================
31.TOTAL DISBURSEMENTS                            $116,803.78   $153,097.54     $23,403.88   $293,305.20
=========================================================================================================
32.NET CASH FLOW                                   ($1,270.31)$3,086,152.17     $11,211.84 $3,096,093.70
=========================================================================================================
33.CASH - END OF MONTH             Schedule 12    $169,919.14 $3,256,071.31  $3,267,283.15 $3,267,283.15
=========================================================================================================

--------------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc      ACCRUAL BASIS - 4
-------------------------------------------------------------- -----------------
CASE:                              02-13109-BP-11                   7/20/04
--------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                   SCHEDULE       MONTH         MONTH          MONTH
                                                              -------------------------------------------
ACCOUNTS RECEIVABLE AGING                           AMOUNT     Apr., 2004     May, 2004     June, 2004
---------------------------------------------------------------------------------------------------------
1. 0 - 30                                                       $119,450.06     $25,052.57        $55.84
---------------------------------------------------------------------------------------------------------
2. 31 - 60                                                        $2,682.40      $8,490.75       ($90.64)
---------------------------------------------------------------------------------------------------------
3. 61 - 90                                                        $7,148.04      $2,473.67     $8,490.75
---------------------------------------------------------------------------------------------------------
4. 91 +                                                         $217,522.45    $224,274.14   $212,047.45
---------------------------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE                                    $346,802.95    $260,291.13   $220,503.40
---------------------------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTABLE                               $71,622.71     $71,622.71    $71,622.71
---------------------------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE, NET                                     $275,180.24    $188,668.42   $148,880.69
---------------------------------------------------------------------------------------------------------


                                                                     MONTH:   June, 2004
                                                                            -----------------------------


AGING OF POSTPETITON TAXES AND PAYABLES
---------------------------------------------------------------------------------------------------------
TAXES PAYABLE                       0 - 30 DAYS  31 - 60 DAYS 61 - 90 DAYS    91 + DAYS        TOTAL
---------------------------------------------------------------------------------------------------------
1. FEDERAL                                 $0.00        $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
2. STATE                                   $0.00        $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
3. LOCAL                                   $0.00        $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)                     $0.00        $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE                     $0.00        $0.00         $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------




-----------------------------------              --------------------------------------------------------
6. ACCOUNTS PAYABLE                                                                                $0.00
-----------------------------------              --------------------------------------------------------

                                                                     MONTH:   June, 2004
                                                                            -----------------------------

STATUS OF POSTPETITION TAXES
--------------------------------------------------------------------------------------------------------
                                                                AMOUNT WITHHELD               ENDING TAX
FEDERAL                                          BEGINNING TAX   AND OR ACCRUED   AMOUNT PAID  LIABILITY
--------------------------------------------------------------------------------------------------------
1. WITHHOLDING**                                    $0.00                                          $0.00
---------------------------------------------------------------------------------------------------------
2. FICA - EMPLOYEE**                                $0.00                                          $0.00
---------------------------------------------------------------------------------------------------------
3. FICA - EMPLOYER**                                $0.00                                          $0.00
---------------------------------------------------------------------------------------------------------
4. UNEMPLOYMENT                                     $0.00                                          $0.00
-------------------------------------------------             -------------------------------------------
5. INCOME                                           $0.00             $0.00          $0.00         $0.00
-------------------------------------------------             -------------------------------------------
6. OTHER (ATTACH LIST)                              $0.00             $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
7. TOTAL FEDERAL TAXES                              $0.00             $0.00          $0.00         $0.00
=========================================================================================================
STATE AND LOCAL
=========================================================================================================
8. WITHHOLDING                                        0               $0.00          $0.00         $0.00
--------------------------------------------------------------                             --------------
9. SALES                                              0               $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
10.EXCISE                                             0               $0.00          $0.00         $0.00
---------------------------------------------------------------------------------------------------------
11.UNEMPLOYMENT                                       0                                            $0.00
--------------------------------------------------------------                             --------------
12.REAL PROPERTY                                      0               $0.00          $0.00         $0.00
--------------------------------------------------------------                             --------------
13.PERSONAL PROPERTY                                  0               $0.00          $0.00         $0.00
--------------------------------------------------------------                             --------------
14.OTHER (ATTACH LIST)                                0               $0.00          $0.00         $0.00
==============================================================                             --------------
15.TOTAL STATE & LOCAL                              $0.00             $0.00          $0.00         $0.00
==============================================================
16.TOTAL TAXES                                      $0.00             $0.00          $0.00         $0.00
==============================================================                             --------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment deposit.

                                                                                             Schedule 9

----------------------------------------------------------
CASE NAME:                         Venus Exploration, Inc   ACCRUAL BASIS - 5
----------------------------------------------------------  -----------------
CASE:                              02-13109-BP-11                  7/20/04
----------------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.


-------------------------------------------------
                                                                     MONTH:   June, 2004
                                                                            -----------------------------
BANK RECONCILIATIONS                              Account #1   Account #2     Account #3
=========================================================================================================
A.     BANK                                         Frost         Frost         Frost
=========================================================================================================
B      ACCOUNT NUMBER                             01 0445703   01 0445606   01 0445681         TOTAL
=========================================================================================================
C      PURPOSE (TYPE):                             Regular       Payroll        Rental
=========================================================================================================
1. BALANCE PER BANK STATEMENT                    3,273,653.11        653.70       1,138.38 $3,275,445.19
---------------------------------------------------------------------------------------------------------
2. ADD:  TOTAL DEPOSITS NOT CREDITED                (1,395.70)                                ($1,395.70)
---------------------------------------------------------------------------------------------------------
3. SUBTRACT:  OUTSTANDING CHECKS                    (6,067.85)                     (848.49)   ($6,916.34)
---------------------------------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS                                                                         $0.00
---------------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER ITEMS                   $3,266,189.56      $653.70        $289.89 $3,267,133.15
---------------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN                          9206           105           1194
---------------------------------------------------------------------------------------------------------



-------------------------------------------------
INVESTMENT ACCOUNTS                             Account #1      Account #2    Account #3
=========================================================================================================
                                                               TYPE OF       PURCHASE        CURRENT
BANK , ACCOUNT NAME & NUMBER                DATE OF PURCHASE  INSTRUMENT       PRICE          VALUE
=========================================================================================================
7.     ACCOUNT NUMBER
---------------------------------------------------------------------------------------------------------
8.     PURPOSE (TYPE):
---------------------------------------------------------------------------------------------------------
9. BALANCE PER BANK STATEMENT
---------------------------------------------------------------------------------------------------------
10.ADD:  TOTAL DEPOSITS NOT CREDITED
---------------------------------------------------------------------------------------------------------
11.TOTAL INVESTMENTS
---------------------------------------------------------------------------------------------------------


-------------------------------------------------
CASH
=========================================================================================================
12.CURRENCY ON HAND                                                                              $150.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

13.TOTAL CASH - END OF MONTH                                                               $3,267,283.15
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
CASE  NAME:                        Venus Exploration, Inc     ACCRUAL BASIS-6
------------------------------------------------------------- ----------------
CASE  NUMBER:                      02-13109-BP-11                    7/20/04
-------------------------------------------------------------


                                               MONTH:   June, 2004
                                                      -------------------------


--------------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
--------------------------------------------------------------


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.



----------------------------------------------------------------------------
INSIDERS
----------------------------------------------------------------------------
                                   TYPE  OF      AMOUNT       TOTAL PAID
            NAME                   PAYMENT       PAID         TO DATE
1. Ames Energy Company             Schedule 10                       $3,638
----------------------------------------------------------------------------
2. John Y Ames                     Schedule 10         $1,350      $165,700
----------------------------------------------------------------------------
3. Terry Hardeman                  Schedule 10         $5,400      $100,856
----------------------------------------------------------------------------
4. E L Ames, Jr                    Schedule 10           $791       $22,307
----------------------------------------------------------------------------
5.
----------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  INSIDERS                                        $7,541      $292,501
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
PROFESSIONALS
---------------------------------------------------------------------------------------------------------
                                      DATE OF
                                       COURT
                                       ORDER                                                    TOTAL
                                    AUTHORIZING      AMOUNT        AMOUNT     TOTAL PAID      INCURRED
    NAME                               PAYMENT      APPROVED        PAID       TO DATE        & UNPAID*
---------------------------------------------------------------------------------------------------------
1. Ed Birkelo                          4/22/2003                                   $43,850
---------------------------------------------------------------------------------------------------------
2. Larry Bennett                       4/22/2003                                   $29,700
---------------------------------------------------------------------------------------------------------
3. Gloria Barrett                      4/22/2003                     $2,892        $57,590
---------------------------------------------------------------------------------------------------------
4. Alan Bailey                         4/22/2003                                   $10,615
---------------------------------------------------------------------------------------------------------
5. Bonnie Weise                        4/22/2003                                   $17,080
---------------------------------------------------------------------------------------------------------
6. Tom Ewing                           4/22/2003                                   $17,080
---------------------------------------------------------------------------------------------------------
6. TOTAL  PAYMENTS
   TO  PROFESSIONALS                                                 $2,892       $175,915            $0
---------------------------------------------------------------------------------------------------------


*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

-------------------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
-------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
NAME OF CREDITOR                                 SCHEDULED    AMOUNTS
                                                 MONTHLY      PAID          TOTAL
                                                 PAYMENTS     DURING        UNPAID
                                                 DUE          MONTH         POSTPETITION
-------------------------------------------------------------------------------------------
1. GMAC                                                  $791          $791             $0
-------------------------------------------------------------------------------------------
2.                                                                                      $0
-------------------------------------------------------------------------------------------
3.                                                                                      $0
-------------------------------------------------------------------------------------------
4.                                                                                      $0
-------------------------------------------------------------------------------------------
5.                                                                                      $0
-------------------------------------------------------------------------------------------
6. TOTAL                                                 $791          $791             $0
-------------------------------------------------------------------------------------------




----------------------------------------------------------
CASE  NAME:                        Venus Exploration, Inc    ACCRUAL  BASIS-7
----------------------------------------------------------   ----------------
CASE  NUMBER:                      02-13109-BP-11                7/20/04
----------------------------------------------------------

                                              MONTH:         June, 2004
                                                             --------------

QUESTIONNAIRE


---------------------------------------------------------------------------------------------------------
                                                                                 YES            No
---------------------------------------------------------------------------------------------------------
1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
   THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                   X
---------------------------------------------------------------------------------------------------------
2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
   OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                              X
---------------------------------------------------------------------------------------------------------
3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
   LOANS) DUE  FROM RELATED PARTIES?                                                             X
---------------------------------------------------------------------------------------------------------
4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
   THIS REPORTING PERIOD?
---------------------------------------------------------------------------------------------------------
5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
   DEBTOR FROM ANY PARTY?                                        Note 3           X
---------------------------------------------------------------------------------------------------------
6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                            X
---------------------------------------------------------------------------------------------------------
7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
   PAST  DUE?                                                                                    X
---------------------------------------------------------------------------------------------------------
8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                       X
---------------------------------------------------------------------------------------------------------
9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                X
---------------------------------------------------------------------------------------------------------
10.ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
   DELINQUENT?                                                                                   X
---------------------------------------------------------------------------------------------------------
11.HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
   REPORTING PERIOD?                                                                             X
---------------------------------------------------------------------------------------------------------
12.ARE ANY WAGE PAYMENTS PAST DUE?                                                               X
---------------------------------------------------------------------------------------------------------
IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

-------------------------------------------------
INSURANCE
================================================================================
                                                                  YES
--------------------------------------------------------------------------------
1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
--------------------------------------------------------------------------------
2. ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                    X
--------------------------------------------------------------------------------
3. PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------
                                               INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------
        TYPE  OF                                                                           PAYMENT AMT
         POLICY                                  CARRIER      PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   Crime Policy                    Hartford Causality         7/1/03 - 6/30/06             Paid up
   ------------------------------------------------------------------------------------------------------
   Auto                            Progressive                1/4/04 - 9/30/04             Paid up
   ------------------------------------------------------------------------------------------------------
   Commercial Fire                 Central Insurance Co       10/1/03 - 9/30/04            Paid Up
   ------------------------------------------------------------------------------------------------------
   General  Liability              St Paul Surplus Line Ins Co8/1/03 - 7/31/04             Paid Up
   ------------------------------------------------------------------------------------------------------


Note 1
------
     An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


Note 2
------
     Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for approximately two months after production. We therefore accrue an estimated amount of income based on historical production. Also, all expense amounts for well operations are not available at the time this report is due, and certain estimates are made for these expenses as well.

     The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

Note 3
------

     In accordance with an Order Granting Venus Exploration Inc.'s Motion to Obtain Unsecured Credit Allowable as an Administration Expense Pursuant to 11 USC 364(b), Venus obtained a loan of $125,000 to purchase Directors' and Officers' insurance for the period May 21, 2003 until May 21, 2004. When the policy expired May 21, 2004 an expense for the cost of the policy was recognized. The Note Payable is shown on Line 19 of the Balance Sheet, and accrued interest payable is included on Line 22. Accrued interest expense is included on Line 18 of the Income Statement.

     Payment of principal and interest on the note is subject to subordination in accordance with the above referenced Order.

Note 4
------

     On February 9, 2004, the Company signed a Purchase and Sale Agreement to sell substantially all of its assets. On February 27, 2004, the Court ordered that the Company is authorized to seek approval of the sale as contemplated by the Purchase and Sale Agreement. The Court also ordered that Venus was authorized to receive alternative bids. On March 24, 2004, an auction was held, and a winning bid was accepted. The closing of the sale was May 7, 2004, and the Company received $3,229,400 in cash and a net profits interest in certain assets that were sold.


     Schedule 1 - Other Assets
     -------------------------
        Utility Deposit                                             6,545.00
                                                               --------------
                                                                    6,545.00
                                                               --------------

     Schedule 2 - Other Prepetition Liabilities
     ------------------------------------------
        Rent Deposit                                               20,477.92
        Deferred Federal Income Tax                                 1,475.00
        Obligations Under Capital Lease                              (809.42)
                                                               --------------
                                                                   21,143.50
                                                               --------------
     Schedule 3 - General and Administrative Expenses
     ------------------------------------------------
         Salaries                                                          -
         Payroll taxes
         Misc. employee expense                                       751.00
         Auto expense                                               1,174.19
         Supplies                                                     514.34
         Bank fees                                                     54.61
         Legal & accounting serv.                                   6,032.16
         Consultants                                                4,116.19
         Rent
         Travel & entertainment                                     2,553.63
         Insurance                                                    554.95
         General Taxes
         Telephone                                                    345.66
         Postage                                                      205.56
         Professional Seminars
         Dues, subs & pubs                                            395.00
         Bankruptcy Expense
         Other G&A                                                  1,217.88
         Corporate expenses                                         1,144.00
         Overhead/Fees                                             (1,870.63)
                                                               --------------
            Total                                                  17,188.54

         Less Amount reported on line 12 - Rent
         Less Amount reported on line 24 & 25
              Reorganization Expenses
                                                               --------------
        Amount reported on line 11                                 17,188.54
                                                               ==============

     Schedule 4 - Other Operating Expenses
     -------------------------------------
        Lease Operating Expense                                       146.85
        Pluging Expense                                               714.69
        Geological and Geophysical - Overhead                         515.00
                                                               --------------
                                                                    1,376.54
                                                               ==============
     Schedule 5 - Non-Operating Income
     ---------------------------------
        Misc Income-State Tax Refund                               27,254.00
        Misc Income-Other                                             -33.84
        Interest income                                             1,831.51
                                                               --------------
                                                                    29,051.67
                                                               ==============
       Schedule 6 - Other Reorganization Expenses
       ------------------------------------------
                                                                        0.00
                                                                        0.00
                                                               --------------
                                                                        0.00
                                                               ==============
     Schedule 7 - Other Non-Operating Receipts
     -----------------------------------------
        Overhead collections                                        2,644.16
        State Tax Refund                                           27,254.00
        Interest Income                                             1,831.51
        Revenue Received to be Paid to Others                       2,823.05
        Misc. Income                                                   63.00
                                                               --------------
                                                                   34,615.72
                                                               ==============
      Schedule 8 - Other Operating Disbursements
      ------------------------------------------
          As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during June.



     Schedule 9 - Note Re: Payroll Tax Payments
     ------------------------------------------
        Payroll taxes are paid by payroll preparation company, ADP.

     Schedule 10 - Payments to Insiders
     ----------------------------------

                                            Current Month
                                            -------------
                            Fee       Health Ins      Auto          Total
                            ---       ----------      ----          -----
     Ames Energy                                                          0.00
     John Ames              1,350.00                                  1,350.00
     Terry Hardeman         5,400.00                                  5,400.00
     E L Ames, Jr                                        791.03         791.03
                          -----------------------------------------------------
                             6,750.00         0.00        791.03       7,541.03
                          -----------------------------------------------------
                                              Total to Date
                                              -------------
     Ames Energy            3,637.50                                  3,637.50
     John Ames            135,291.70    16,156.95     14,251.30     165,699.95
     Terry Hardeman       100,856.44                                100,856.44
     E L Ames, Jr                        6,992.55     15,314.18      22,306.73
                          -----------------------------------------------------
                          239,785.64    23,149.50     29,565.48     292,500.62
                          -----------------------------------------------------

     Schedule 11 - Interest Expense
     ------------------------------
        D&O Insurance Loan - Note 3                                  667.81
        Other
                                                                ------------
                                                                     667.81
                                                                ------------

     Schedule 12 - Cash Receipts and Disbursements
     ---------------------------------------------
        The  cash increased 11,211.84 in June.

     Schedule 13 - Revenue
     ---------------------
        No revenue was received during June.

     Schedule 14 - Professional Fees
     -------------------------------
        The Court has approved the following professional fees.
        The expense for these amounts was previously shown on line 23 of the Monthly Operating Report in November, 2003, March, 2004, and May, 2004.

        Pressler Petroleum Consultants, Inc                      13,443.58
        Leonard Pipkin                                           26,536.86
        Plunket and Gibson                                       42,493.96
        Cotham, Harwell, and Evans                               70,044.21
        Hite McNichol & Associates                               70,874.60
        Jason R. Searcy, P.C.                                    63,845.30
        Frost Bank                                               97,741.74
                                                             --------------
                                                                384,980.25
                                                             ==============



     Schedule 15 - Prepaid Expenses
     ------------------------------
        Prepaid General Insurance                                 6,302.60
        Prepaid Maintenance                                       1,098.00

                                                             --------------
                                                                  7,400.60
                                                             ==============